UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2016

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Third Amended and Restated Stockholder Agreement
On November 11, 2016, the Board of Directors (“Board”) of Autobytel Inc. (“Autobytel” or “Company”) authorized Investment and Development Finance Corp., a British Virgin Islands business company (“IDFC”), and Ceiba International Corp., a Panama business company (“Ceiba”), to purchase, between them, up to an aggregate amount of 150,829 shares of Autobytel common stock, $0.001 par value, in open market transactions. The foregoing authorization was contingent upon the execution of the Third Amended and Restated Stockholder Agreement, which was executed and became effective as of November 30, 2016, by and between Autobytel Inc. and the parties set forth on the signature pages thereto (“Stockholder Agreement”). Any purchases by IDFC or Ceiba must comply with the Stockholder Agreement, Autobytel’s Securities Trading Policy, and applicable law, rules and regulations.
The foregoing description of the Stockholder Agreement is not complete and is qualified in its entirety by reference to the Stockholder Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Tax Benefit Preservation Plan Exemption

In connection with the foregoing authorization and the execution of the Stockholder Agreement, the Board exercised its discretionary authority under the Company’s Tax Benefit Preservation Plan (“NOL Plan”) to deem the restricted stockholder parties to the Stockholder Agreement not to be an “Acquiring Person” (as defined in the NOL Plan) and to grant an exemption under the NOL Plan to permit the foregoing open market purchase transactions by IDFC and Ceiba, subject to and in reliance upon, the restricted stockholders entering into and remaining in compliance with the terms and conditions set forth in the Stockholder Agreement.

The foregoing description of the NOL Plan does not purport to be complete and is qualified in its entirety by reference to the Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan, dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Third Amended and Restated Stockholder Agreement, made as of November 30, 2016, by and among Autobytel Inc. and the parties set forth on the signature pages thereto.

10.2
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document
10.1	Third Amended and Restated Stockholder Agreement, made as of November 30, 2016, by and among Autobytel Inc. and the parties set forth on the signature pages thereto.

10.2
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).